ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

ALLSTATE ASSURANCE COMPANY

Supplement, dated February 6, 2008, to Prospectus, dated April 30, 2007.

This supplement updates the section entitled “Management” in the prospectus, dated April 30, 2007, for Allstate Assurance Company Separate Account B (the “Separate Account”), which is an investment vehicle for variable annuity contracts (“Contracts”) issued by Allstate Assurance Company (“Company”). All other references in the prospectus to the Separate Account’s advisory arrangements should read in accordance with this supplement. Please keep this supplement for future reference.

On November 15, 2007, a majority of the Contract owners of the Separate Account approved a new investment advisory agreement (“New Agreement”) with Provident Investment Management, LLC (the “Manager”), pursuant to which the Manager would replace the Company as investment adviser to the Separate Account. The New Agreement was to become effective upon the acquisition of the Company by Connecticut General Life Insurance Company (the “Acquisition”). The Acquisition did not occur as planned. Nevertheless, to give effect to the Contract owner approval of the New Agreement, the Separate Account’s Board of Managers approved the termination of the Company’s investment advisory agreement effective February 1, 2008. The Manager has agreed to provide investment advisory services under the New Agreement at no cost to the Separate Account effective February 1, 2008.